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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 22, 2001

                           Switchboard Incorporated
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-28871             04-3321134
 -------------------------         ------------------      ---------------
(State or Other Jurisdiction    (Commission File Number)  (I.R.S. Employer
     of Incorporation)                                    Identification No.)

                               120 Flanders Road
                         Westboro, Massachusetts 01581
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              (Address of Principal Executive Offices) (Zip Code)

                                (508) 898-1122
                ---------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                               -----------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

     Switchboard Incorporated (the "Registrant") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Restructuring Agreement dated as of August 22, 2001 among the Registrant, Viacom Inc., a Delaware corporation, and ePresence, Inc., a Massachusetts corporation (the "Agreement").

     A copy of the Agreement is attached to this Current Report on Form 8-K as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

          (c)  EXHIBITS.

               The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index, except for documents identified by footnotes, are being filed as exhibits herewith. Documents identified by footnotes, if any, are not being filed herewith and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to such documents as previously filed as exhibits filed with the Securities and Exchange Commission. The Registrant's file number under the Exchange Act is 000-28871.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SWITCHBOARD INCORPORATED

Date: August 28, 2001                        By:/s/  Dean Polnerow
                                                ----------------------------
                                                Dean Polnerow
                                                President
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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1 Restructuring Agreement dated as of August 22, 2001 among the Registrant, Viacom Inc. and ePresence, Inc.